UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor Boston, MA	02108
(Address of principal executive offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Senior Convertible Notes

On February 27, 2024, Allarity Therapeutics, Inc., a Delaware corporation (“we,” “our,” or the “Company”) and 3i, LP, a Delaware limited partnership, (the “Holder” and together with us, the “Parties”) entered into an Amendment to Senior Convertible Notes (the “Amendment”) to two senior convertible notes dated as of January 18, 2024 and February 13, 2024 (each a “Note” and collectively the “Notes”).

The Parties amended Section 4(c)(vi) of the Notes to clarify that the Holder cannot convert, nor can we issue our shares of common stock, if such issuance would necessitate stockholder approval by our trading market or exceed 19.9% of the shares of common stock. Except as so amended, all of the terms relating to the Notes continue in full force and effect.

The description of the Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1, and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 1, 2024, we provided updated corporate presentation slides about the Company (the “Corporate Presentation”) on the Company’s website. The Corporate Presentation may be used in presentations to investors, analysts and others. A copy of the Corporate Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under Item 7.01 in this Current Report on Form 8-K, and Exhibit 99.1 attached hereto are being “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Amendment Senior Convertible Notes
99.1	Company presentation slides
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Date: March 1, 2024	By:	/s/ Thomas Jensen
Thomas Jensen
Chief Executive Officer

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